SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Small Company Growth Fund (the “Fund”)

William A. Grierson, CFA has announced his intention to retire from Peregrine Capital Management, LLC on or about December 31, 2024. He will continue to serve as portfolio manager of the Fund until December 31, 2024. After that date, all references to William A. Grierson, CFA in the Fund’s prospectuses and statement of additional information are hereby removed.

October 17, 2024	SUP1848 10-24